UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 13, 2013

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 13, 2013, TETRA Technologies, Inc. (the “Company”) entered into a Second Amendment to Rights Agreement (the “Amendment”), amending the Rights Agreement dated as of October 26, 1998, between the Company and Computershare Trust Company, N.A., as Rights Agent, as amended (the “Rights Agreement”). The Amendment changed the final expiration date of the Rights Agreement from November 6, 2018 to March 13, 2013. Accordingly, the preferred stock purchase rights granted under the Rights Agreement (the “Rights”) expired at 5:00 p.m., Houston, Texas time on March 13, 2013, and the Rights Agreement terminated as of that time and is of no further force and effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 4.1 and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 above and incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information required by this item is included in Item 1.01 above and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Amendment and the termination of the Rights Agreement, the Company has filed with the Secretary of State of the State of Delaware a Certificate of Elimination of the Certificate of Designation of Series One Junior Participating Preferred Stock (the “Certificate of Elimination”) eliminating the Certificate of Designation with respect to the Company’s Series One Junior Participating Preferred Stock which was issuable, under certain circumstances, upon exercise of the Rights.

The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the copy of the Certificate of Elimination filed as Exhibit 3.1 and incorporated by reference herein.

Item 8.01. Other Events.

On March 13, 2013, the Company issued a press release announcing the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Certificate of Elimination, dated March 13, 2013, relating to the Series One Junior Participating Preferred Stock
4.1	Second Amendment to Rights Agreement, dated as of March 13, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent
99.1	Press Release, dated March 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Elijio V. Serrano
Elijio V. Serrano
Senior Vice President & Chief Financial Officer
Date: March 13, 2013

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Elimination, dated March 13, 2013, relating to the Series One Junior Participating Preferred Stock
4.1	Second Amendment to Rights Agreement, dated as of March 13, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent
99.1	Press Release, dated March 13, 2013